ALLIANCE INCOME BUILDER FUND

ANNUAL REPORT
OCTOBER 31, 1995

ALLIANCE
MUTUAL FUNDS WITHOUT THE MYSTERY.



LETTER TO SHAREHOLDERS                       ALLIANCE INCOME BUILDER FUND, INC.
_______________________________________________________________________________

December 4, 1995

Dear Shareholder:

We are pleased to provide you with an update of Alliance Income Builder Fund's performance and investment activity for the fiscal year ended October 31, 1995. In the table below, your Fund's performance is compared with that of the overall U.S. stock market, represented by the S&P 500-stock Index, and with the U.S. Government/investment grade bond market, represented by the Lehman Brothers Government/Corporate Bond Index (complete descriptions of these unmanaged benchmarks appear on page 4):


                        Twelve Months Ended October 31, 1995
                               Total Return  Net Asset Value
                               ------------  ---------------
  ALLIANCE INCOME BUILDER FUND
    Class A                       +16.22%        $10.70
    Class B                       +15.55%        $10.70
    Class C                       +15.47%        $10.67

  S&P 500                         +26.36%
  LB GOV'T/CORP. BOND INDEX       +18.43%


The Fund's total returns are based on the net asset values of each class of shares as of October 31; additional investment results appear on page 3. Also provided on page 4 is a chart that shows the performance of a hypothetical $10,000 initial investment in Alliance Income Builder Fund Class C shares from inception through the end of October.

MARKET OVERVIEW
As expected a year ago, the Federal Reserve's monetary tightening that began early in 1994 ended as economic growth moderated to more sustainable levels. Short-term interest rates stabilized following the late December 1994 Mexican peso crisis and the well-advertised federal funds rate increase in February of 1995. Longer-term interest rates declined sharply in April as evidence of a slowing, but still healthy, economy mounted and inflationary fears receded. Lower interest rates combined with significant corporate earnings growth has supported a strong rally in stocks and corporate bonds for most of 1995. Inflation remains at very low levels and progress is underway in Washington to balance the U.S. fiscal budget. In this low interest rate environment, we expect continued corporate earnings progress, albeit expanding at a slower pace than we have recently enjoyed. Upgrades in corporate debt ratings are also moderating-a reflection of increased dividends and stock repurchase programs supported by strong cash flow generation. Continued cash flow improvements accompanied by a moderate and sustainable economic environment will continue to underpin our investment strategy of seeking stocks that we believe will sustain growing dividend rates, and fixed income securities that have attractive total return profiles.

FIXED-INCOME INVESTMENTS
Looking back over the Fund's fiscal year, we relish some successes and review some painful lessons. We accurately identified improving situations that led to satisfying profits in issues of Citicorp, Time Warner and UAL Corp. Citicorp was upgraded by all major rating agencies in 1995; Time Warner's bonds also performed well; and UAL preferred stock and bonds rose following improved operating fundamentals and the company's employee buy out. We were timely in selling K-Mart and Westinghouse bonds before they each encountered price weakness. However, the Fund did have exposure to emerging market debt (currently representing 7% of Fund assets, down from 15% a year ago), where prices declined significantly following Mexico's near default late last year. (Emerging market debt has recovered moderately since March.) Half of the Fund's current Mexican corporate exposure is to Hylsa, a leading steel producer with strong fundamentals. We expect the Mexican economy to rebound modestly in 1996, which would support higher future valuations of these positions. Most recently, and more indicative of our strategy of buying what we view as underpriced securities with good upside, we sold the Fund's UAL 10.25% debentures, due 7/15/21, at $119.2 (we bought at $111.7).

Investment-grade securities exhibiting improving fundamentals and above-average total return prospects include issues from James River Corp., Tele-Communications,


1



                                             ALLIANCE INCOME BUILDER FUND, INC.
_______________________________________________________________________________

Inc. and New York Life. Non-investment grade securities with attractive yields and favorable fundamentals include issues from three financial firms that are all potential acquisition candidates: California Federal Bank ('CalFed'), Greater New York Savings Bank and Riggs National.

EQUITY INVESTMENTS
The Fund's equity assets performed well in the most recent six months, appreciating by more than 12% and bringing the gain for the fiscal year to over 25%. As was the case in the first half, the good performance was broad based, with virtually all industries contributing with the exception of real estate investment trusts (REITs) and energy stocks. Interestingly, these two industries-each representing about 5% of equity holdings-were essentially unchanged in price for the last six months, but provided the Fund with some of its best dividend income (over 7% annualized in the case of the REITs). Due to price appreciation, the income return from the equity securities declined to slightly above 3%, which is still about 25% higher than the dividend yield for the S&P 500. Additionally, the dividends on the Fund's equity holdings continue to grow at an above-average rate. To enhance the overall income return of the Fund, we took advantage of market value appreciation and rebalanced the portfolio from almost 45% equities at the end of April to slightly less than 39% at the end of October (40% in equities is the long-term average). This is a good example of how capital appreciation from equities is reinvested to build the Fund's income-earning capabilities.

The industry diversification of the equity holdings has remained relatively unchanged in the last six months. Financial stocks continue to represent the heaviest sector exposure at about 22%. This sector has produced strong results, but still is characterized by below average valuations and good growth prospects, especially in an environment of stable or declining interest rates. Consumer staples is the second largest sector at about 15% of equity assets; we added Campbell Soup to the portfolio as it has lagged the market despite its strong franchise. We are pleased that the Fund performed well overall despite a relatively modest exposure to technology stocks (currently about 12%). Many issues in the technology industry do not fit our income requirements.

The high quality of the Fund's equity holdings continues to be reflected in several of its largest positions. In descending market value, these include:
Philip Morris, General Electric, Intel Corp., American International Group, Travelers Group, GTE Corp., Pfizer, Inc., Oracle Systems (convertible preferred), Procter & Gamble, Health Care Properties, Allied Signal and Chevron Corp. Most of these issues have been held since the Fund's inception and nine of the 12 we've named were among the largest holdings at mid year. In aggregate, these positions represent over 35% of total equities. The overall equity portfolio has a price-earnings ratio of about 16x 1995's estimated earnings (slightly less than that of the S&P 500), and has expected earnings growth of about 13% per annum for the next five years-well in excess of the expectations for the S&P 500.

We remain committed to our investment approach and look forward to this strategy, over time, producing superior results for shareholders of Alliance Income Builder Fund. Thank you for your continued interest and investment in the Fund.

Sincerely,


John D. Carifa
Chairman and President


Thomas M. Perkins
Senior Vice President


Andrew M. Aran
Vice President


2



INVESTMENT RESULTS                           ALLIANCE INCOME BUILDER FUND, INC.
_______________________________________________________________________________

AVERAGE ANNUAL TOTAL RETURN AS OF OCTOBER 31, 1995


CLASS A SHARES
                                  WITHOUT         WITH
                               SALES CHARGE   SALES CHARGE
                               ------------   ------------
 . One Year                        +16.22%        +11.28%
 . Since Inception*                 +9.48%         +6.57%

CLASS B SHARES
                                  WITHOUT         WITH
                               SALES CHARGE   SALES CHARGE
                               ------------   ------------
 . One Year                        +15.55%        +11.55%
 . Since Inception*                 +8.77%         +6.98%

CLASS C SHARES
 . One Year                        +15.47%
 . Since Inception*                 +6.09%


The average annual total returns reflect investment of dividends and/or capital gains distributions in additional shares-with and without the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (4% year 1, 3% year 2, 2% year 3, 1% year 4); Class C shares are not subject to front-end or contingent deferred sales charges. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


*  Inception: 3/25/94, Class A and Class B; 10/25/91, Class C.


3



                                             ALLIANCE INCOME BUILDER FUND, INC.
_______________________________________________________________________________

ALLIANCE INCOME BUILDER FUND
$10,000 INVESTMENT OVER LIFE OF FUND:
10/25/91 TO 10/31/95

$17,000

$16,000

$15,000

$14,000

$13,000
                  S&P 500                                Income Builder Fund
                                                         Class C: $12,684
                                      Lehman Gov't Corp
$12,000

$11,000

$10,000
            10/25/91                            10/31/95



This chart illustrates the total value of an assumed investment in Alliance Income Builder Fund Class C shares (since inception) with dividends and capital gains reinvested. Class C shares are not subject to front-end or contingent deferred sales charges, therefore, a sales charge is not reflected in this illustration. Class A shares are subject to a maximum 4.25% front-end sales charge; Class B shares are subject to a maximum 4% contingent deferred sales charge. Performance for Class A and Class B shares will vary from the results shown above due to differences in expenses charged to those classes, as well as their more-recent inception date of March 25, 1994. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Standard and Poor's 500-stock index includes 500 U.S. stocks. It is a common measure of the performance of the overall U.S. stock market.

The unmanaged Lehman Brothers Government/Corporate Bond Index is composed of the Treasury Bond Index, the Agency Bond Index, 1-3 Year Government Index, the 20+ Year Index, and the Index of all publicly issued non-convertible investment grade corporate debts.


4



PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1995                             ALLIANCE INCOME BUILDER FUND, INC.
_______________________________________________________________________________

COMPANY                                          SHARES    U.S. $VALUE
----------------------------------------------------------------------
COMMON & PREFERRED STOCKS-42.6%
UNITED STATES INVESTMENTS-38.2%
COMMON STOCKS-28.7%
FINANCIAL SERVICES-7.3%
BANKING-0.3%
BankAmerica Corp.                                 3,000     $  172,500

BROKERAGE & MONEY MANAGEMENT-0.9%
Legg Mason, Inc.                                  9,192        264,270
Merrill Lynch & Co., Inc.                         4,000        222,000
                                                               486,270

INSURANCE-2.4%
American International Group, Inc.                8,250        696,094
Travelers Corp.                                  12,000        606,000
                                                             1,302,094

MORTGAGE BANKING-0.8%
Federal National Mortgage Assn.                   4,000        419,500
REALTY-1.8%
Avalon Properties, Inc.                           9,000        175,500
Federal Realty Investment Trust                  11,000        222,750
General Growth Properties, Inc.                   7,000        140,875
JP Realty Inc.                                    2,000         41,000
Spieker Properties, Inc.                          7,500        181,875
Weingarten Realty Investors, Inc.                 6,000        207,000
                                                               969,000

OTHER-1.1%
American Express Co.                              8,000        325,000
Student Loan Marketing Assn.                      5,000        294,375
                                                               619,375
                                                             3,968,739


CAPITAL GOODS-6.0%
ELECTRICAL EQUIPMENT-2.3%
Emerson Electric Co.                              5,000        356,250
General Electric Co.                             14,000        885,500
                                                             1,241,750

MACHINERY-0.9%
Allied Signal, Inc.                              11,000        467,500
TECHNOLOGY-2.2%
Intel Corp.                                      12,000        838,500
Motorola, Inc.                                    5,500        360,938
                                                             1,199,438

MULTI-INDUSTRY COMPANY-0.6%
ITT Corp.                                         3,000        367,500
                                                             3,276,188


CONSUMER PRODUCTS & SERVICES-5.3%
BROADCASTING & CABLE-0.5%
Comcast Corp. Cl. A.                             14,120        252,395

DRUGS, HOSPITALS, SUPPLIES &
  MEDICAL SERVICES-3.8%
Abbott Laboratories                               7,000        278,250
Health Care Property Investors, Inc.             14,000        474,250
Merck & Co., Inc.                                 7,000        402,500
Pfizer, Inc.                                      9,000        516,375
Schering-Plough Corp.                             7,000        375,375
Transport Holdings Inc. Cl. A.                       60          2,355
                                                             2,049,105

ENTERTAINMENT & LEISURE-0.5%
Eastman Kodak Co.                                 4,000        250,500
U.S. Industries, Inc.*                              950         14,250
                                                               264,750


5



PORTFOLIO OF INVESTMENTS (CONTINUED)         ALLIANCE INCOME BUILDER FUND, INC.
_______________________________________________________________________________

COMPANY                                          SHARES    U.S. $VALUE
----------------------------------------------------------------------
RETAILING-0.5%
May Department Stores Co.                         7,000    $   274,750
                                                             2,841,000

CONSUMER STAPLES-5.3%
COSMETICS-1.0%
Avon Products, Inc.                               2,000        142,250
Gillette Co.                                      8,000        387,000
                                                               529,250

FOODS, BEVERAGES & TOBACCO-3.4%
Campbell Soup Co.                                 5,000        261,875
Heinz (H.J.) Co.                                  6,000        279,000
Philip Morris Cos., Inc.                         12,000      1,014,000
Sara Lee Corp.                                   10,000        293,750
                                                             1,848,625

HOUSEHOLD PRODUCTS-0.9%
Proctor & Gamble Co.                              6,000        486,000
                                                             2,863,875

BASIC INDUSTRIES-1.8%
CHEMICAL-1.8%
Monsanto Co.                                      4,000        419,000
Morton International, Inc.                        8,000        244,000
Rohm & Haas Co.                                   6,000        331,500
                                                               994,500

UTILITIES-1.4%
TELEPHONE UTILITY-1.4%
GTE Corp.                                        12,715        524,494
Southern New England Telecommunications,
  Inc. Cl. A.                                     7,000        252,875
                                                               777,369

ENERGY-0.9%
INTERNATIONAL-0.9%
Chevron Corp.                                    10,000        467,500

TRANSPORTATION-0.5%
RAILROADS-0.5%
Conrail, Inc.                                     4,000        275,000

AEROSPACE & DEFENSE-0.2%
AEROSPACE-0.2%
Rockwell International Corp.                      3,000        133,499
Total Common Stocks (cost $11,788,364)                      15,597,670

PREFERRED STOCKS-9.5%
BANKING & FINANCE-8.2%
Banesto Holdings Series A, pfd. (a)              40,000      1,186,000
California Federal Bank F.S.B. Series B, pfd.    10,000      1,080,000
First Bank System, Inc. Series A, cv. pfd.        4,500        386,438
Greater New York Savings Bank Series B,
  pfd. 12.00%                                    45,000      1,282,500
Salomon, Inc. Oracle (ELKS) cv. pfd.,
  $2.30, 7.25%,                                  11,100        503,662
                                                             4,438,600

INDUSTRIAL-1.3%
General Motors Corp. cv. pfd.                     6,000        402,000
Kaufman & Broad Home Corp. Series B, cv. pfd.    10,000        120,000
Snyder Oil Corp. cv. pfd. $4.00                  11,000        204,875
                                                               726,875
Total Preferred Stocks (cost $4,524,383)                     5,165,475
Total United States Investments
  (cost $16,312,747)                                        20,763,145

FOREIGN INVESTMENTS-4.4%
CANADA-0.2%
Magna International, Inc. Cl. A.                  2,000         86,500

IRELAND-2.4%
Allied Irish Banks Plc. (ADR)                    50,000      1,331,250


6



                                             ALLIANCE INCOME BUILDER FUND, INC.
_______________________________________________________________________________

                                               SHARES OR
                                               PRINCIPAL
                                                 AMOUNT
COMPANY                                           (000)    U.S. $VALUE
----------------------------------------------------------------------
UNITED KINGDOM-1.8%
Hanson Plc. (ADR)                                19,000    $   294,500
Shell Transport & Trading Co. New (ADR)           5,000        356,250
Vodafone Group Plc. (ADR)                         8,000        327,000
                                                               977,750

Total Foreign Investments (cost $2,338,502)                  2,395,500

Total Common & Preferred Stocks
  (cost $18,651,249)                                        23,158,645

CORPORATE DEBT OBLIGATIONS-46.7%
BANKING & FINANCE-19.9%
Centerbank Waterbury Conn
  8.375%, 10/01/02                               $1,000      1,012,740
Farmers Insurance Exchange Surplus
  8.625%, 5/01/24 (a)                             1,500      1,446,488
Home Holdings, Inc.
  8.625%, 12/15/03                                2,000      1,555,000
M.D.C. Holdings, Inc.
  6.64%, 4/01/98                                  2,540      2,260,600
New York Life Insurance
  7.50%, 6/15/23 (a)                              1,130      1,107,400
Renaissance Hotel
  8.875%, 10/01/05                                  500        509,600
Riggs National Bank Corp.
  9.65%, 6/15/09                                    750        862,500
Saul (B.F.) Real Estate Investment Trust Series B
  11.625%, 4/01/02 (a)                            2,000      2,060,000
                                                            10,814,328

INDUSTRIAL-17.6%
Borden Inc.
  7.875%, 2/15/23                                 1,000        961,760
Centex Corp.
  7.38%, 6/01/05                                  1,000        990,140
Duty Free International
  7.00%, 1/15/04                                  2,000      1,867,500
Eli Lilly & Co.
  7.125%, 6/01/25                                 1,000      1,011,400
Galaxy Telecom L.P.
  12.38%, 10/01/05                                  300        293,250
James River Corp.
  7.75%, 11/15/23                                 2,000      2,025,160
Magna International Inc.
  5.00%, 10/15/02                                   300        308,460
Tele-Communications, Inc.
  9.25%, 1/15/23                                  1,000      1,066,600
Viacom, Inc.
  7.75%, 6/01/05                                  1,000      1,032,500
                                                             9,556,770

YANKEE BONDS-7.0%
Grupo Mexico De Desarrollo
  8.25%, 2/17/01                                  1,500        553,125
Hylsa S.A. DE
  11.00%, 2/23/98                                 2,000      1,930,000
Mc-Cuernavaca Trust
  9.25%, 7/25/01 (a)                              1,795      1,314,896
                                                             3,798,021

TRANSPORTATION-2.2%
United Air Lines, Inc.
  10.25%, 7/15/21                                 1,000      1,201,500
Total Corporate Debt Obligations
  (cost $26,124,774)                                        25,370,619

CONVERTIBLE BONDS-3.5%
General Instrument Corp.
  5.00%, 6/15/00                                    250        252,500
Hasbro Inc.
  6.00%, 11/15/98                                   250        274,375
Investec O/S Finance
  6.38%, 11/30/02 (a)                             1,000      1,000,000
Wendy's International, Inc.
  7.00%, 4/01/06                                    200        350,000
Total Convertible Bonds (cost $1,868,463)                    1,876,875


7



PORTFOLIO OF INVESTMENTS (CONTINUED)         ALLIANCE INCOME BUILDER FUND, INC.
_______________________________________________________________________________

                                               PRINCIPAL
                                                 AMOUNT
COMPANY                                           (000)    U.S. $VALUE
----------------------------------------------------------------------
COMMERCIAL PAPER-2.1%
Ford Motor Corp.
  5.71%, 11/01/95(b)                             $  193    $   193,000
  5.76%, 11/02/95(b)                                947        946,848
Total Commercial Paper
  (amortized cost $1,139,848)                                1,139,848

U.S. GOVERNMENT OBLIGATION-3.8%
U.S. Treasury Note
  6.50%, 8/15/05
  (cost $2,067,500)                               2,000      2,060,000

TIME DEPOSIT-1.1%
Societe Generale
  5.88%, 11/01/95
  (cost $600,000)                                   600        600,000

TOTAL INVESTMENTS-99.9%
  (cost $50,451,834)                                        54,205,987
Other assets less liabilities-0.1%                              68,673

NET ASSETS-100%                                            $54,274,660


*    Non-income producing.

(a) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 1995, these securities amounted to $8,114,784 or 12.3% of net assets.

(b)  Annualized yield to maturity at purchase date.

     Glossary of Terms:
     ADR - American Depository Receipt.
     ELKS - Equity Linked Security.
     See notes to financial statements.


8



STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1995                             ALLIANCE INCOME BUILDER FUND, INC.
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $50,451,834)            $54,205,987
  Cash                                                                  409,740
  Interest and dividends receivable                                     678,489
  Receivable for investment securities sold                             286,539
  Receivable for capital stock sold                                      34,563
  Deferred organization expenses and other assets                        33,507
  Total assets                                                       55,648,825

LIABILITIES
  Payable for investment securities purchased                         1,000,000
  Payable for capital stock redeemed                                    150,748
  Distribution fee payable                                               45,800
  Advisory fee payable                                                   34,797
  Accrued expenses                                                      142,820
  Total liabilities                                                   1,374,165

NET ASSETS                                                          $54,274,660

COMPOSITION OF NET ASSETS
  Capital stock, at par                                             $     5,084
  Additional paid-in capital                                         49,798,597
  Undistributed net investment income                                   498,395
  Accumulated net realized gain on investments                          218,431
  Net unrealized appreciation of investments                          3,754,153
                                                                    $54,274,660

CALCULATION OF MAXIMUM OFFERING PRICE
  CLASS A SHARES
  Net asset value and redemption price per share ($1,398,110/
    130,652 shares of capital stock issued and outstanding)              $10.70
  Sales charge-4.25% of public offering price                               .47
  Maximum offering price                                                 $11.17

  CLASS B SHARES
  Net asset value and offering price per share ($3,769,324/
    352,293 shares of capital stock issued and outstanding)              $10.70

  CLASS C SHARES
  Net asset value, redemption and offering price per share($49,107,226/
    4,601,128 shares of capital stock issued and outstanding)            $10.67


See notes to financial statements.


9



STATEMENT OF OPERATIONS
YEAR ENDED OCTOBER 31, 1995                  ALLIANCE INCOME BUILDER FUND, INC.
_______________________________________________________________________________

INVESTMENT INCOME
  Interest (net of foreign taxes withheld of $20,989)   $2,967,361
  Dividend income                                        1,563,101   $4,530,462

EXPENSES
  Advisory fee                                             433,843
  Distribution fee - Class A                                 3,457
  Distribution fee - Class B                                28,977
  Distribution fee - Class C                               537,875
  Audit and legal                                          170,166
  Administrative                                           147,729
  Registration                                             111,999
  Transfer agency                                          104,766
  Custodian                                                 93,507
  Printing                                                  46,735
  Amortization of organization expenses                     32,850
  Directors' fees                                           22,295
  Miscellaneous                                              8,345
  Total expenses                                                      1,742,544
  Net investment income.                                              2,787,918

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain on investment transactions                          496,977
  Net change in unrealized depreciation of investments                4,570,602
  Net gain on investments                                             5,067,579

NET INCREASE IN NET ASSETS FROM OPERATIONS                           $7,855,497


See notes to financial statements.


10



STATEMENT OF CHANGES IN NET ASSETS           ALLIANCE INCOME BUILDER FUND, INC.
_______________________________________________________________________________

                                                      YEAR ENDED    YEAR ENDED
                                                      OCTOBER 31,   OCTOBER 31,
                                                          1995          1994
                                                     ------------  ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income                              $ 2,787,918   $ 3,144,639
  Net realized gain on investments                       496,977       860,146
  Net change in unrealized appreciation
    (depreciation) of investments                      4,570,602    (7,040,971)
  Net increase (decrease) in net assets from
    operations                                         7,855,497    (3,036,186)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
    Class A                                              (58,469)         (463)
    Class B                                             (129,550)       (3,090)
    Class C                                           (2,380,051)     (704,557)
  Tax return of capital
    Class A                                                   -0-         (136)
    Class B                                                   -0-         (722)
    Class C                                                   -0-     (148,353)
  Net realized gain on investments
    Class A                                                   -0-       (2,049)
    Class B                                                   -0-      (10,246)
    Class C                                                   -0-   (2,960,981)

CAPITAL STOCK TRANSACTIONS
  Net decrease                                       (17,637,805)  (32,542,144)
  Total decrease                                     (12,350,378)  (39,408,927)
NET ASSETS
  Beginning of year                                   66,625,038   106,033,965
  End of year (including undistributed net investment
    income of $498,395 at October 31, 1995)          $54,274,660   $66,625,038




See notes to financial statements.


11



NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 1995                             ALLIANCE INCOME BUILDER FUND, INC.
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance Income Builder Fund (the 'Fund'), is registered under the Investment Company Act of 1940, as a non-diversified, open-end investment company. Prior to March 22, 1994, the Fund was known as Alliance Multi- Market Income & Growth Trust, Inc. which offered one class of shares. On March 22, 1994, the Board of Directors approved the creation of three classes of shares. The Fund's previous shares have been converted into Class C shares. The Fund offers Class A, Class B and Class C shares. Class A shares are sold with front-end sales charge of 4.25%. Class B shares are sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are sold without initial or contingent deferred sales charge. All three classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. Distribution of Class A and Class B shares commenced on March 25, 1994. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Investments are stated at value. Portfolio securities traded on a national securities exchange are valued at the last sale price, or if no sale occurred, the mean of the bid and asked price at the regular close of the New York Stock Exchange. Investments for which market quotations are readily available are valued at the closing price on the day of valuation, which are obtained through market makers. Securities for which market quotations are not readily available are valued in good faith at fair value using methods determined by the Board of Directors. Securities which mature in 60 days or less are valued at amortized cost which approximates market value, unless this method does not represent fair value. Restricted securities are valued at fair value as determined by the Board of Directors. In determining fair value, consideration is given to cost, operating and other financial data.

2. ORGANIZATION EXPENSES
Organization expenses of approximately $165,000 have been deferred and are being amortized on a straight-line basis through October, 1996.

3. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if applicable, to shareholders. Therefore, no provision for federal income or excise taxes is required.

4. INVESTMENT INCOME AND SECURITY TRANSACTIONS
Interest income is accrued daily. Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are purchased or sold. Security gains and losses are determined on the identified cost basis. The Fund accretes discounts as adjustments to interest income.

5. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with income tax regulations.

6. RECLASSIFICATIONS OF NET ASSETS
As of October 31, 1995, differences totalling $278,546 was reclassified from accumulated net realized loss on investments to undistributed net investment income. This reclass was the result of permanent book to tax differences due to short term capital gains which are treated as ordinary income for tax purposes and had no effect on net investment income, net realized gains and losses and net assets.

NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P., (the 'Adviser'), an advisory fee at an annual rate of
 .75 of 1% of the average daily net assets of the Fund. Such fee is accrued daily and paid monthly.


12



                                             ALLIANCE INCOME BUILDER FUND, INC.
_______________________________________________________________________________

The Adviser has agreed under the terms of the advisory agreement, to reimburse the Fund to the extent that its aggregate expenses (exclusive of interest, taxes, brokerage, distribution fees, and extraordinary expenses) exceed the limits prescribed by any state in which the Fund's shares are qualified for sale. The Fund believes that the most restrictive expense ratio limitation currently imposed by any state is 2 1/2% of the first $30 million of the Fund's average daily net assets, 2% of the next $70 million of its average daily net assets and 1 1/2% of its average daily net assets in excess of $100 million. No reimbursement was required by the Adviser for the year ended October 31, 1995. Pursuant to the advisory agreement, the Fund also paid $147,729 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the year ended October 31, 1995.

The Fund compensates Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $104,766 for the year ended October 31, 1995.

Alliance Fund Distributors, Inc. (a wholly-owned subsidiary of the Adviser) serves as the Distributor of the Fund's shares. The Distributor received front-end sales charges of $290 from the sale of Class A shares and $7,453 in contingent deferred sales charges imposed upon redemptions by shareholders of Class B for the year ended October 31, 1995.

Brokerage commissions paid on securities transactions for the year ended October 31, 1995 amounted to $31,374, of which $70 was paid to Barings Securities, a broker utilizing the services of the Pershing Division of Donaldson, Lufkin & Jenrette Securities Corp., an affiliate of the Adviser.

NOTE C: DISTRIBUTION SERVICES AGREEMENT
The Fund has adopted a Distribution Services Agreement (the 'Agreement') pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays a distribution fee to the Distributor at an annual rate of up to .30 of 1% of the average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to the Class B and Class C shares. Such a fee is accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $526,493 and $1,642,685 for Class B and Class C shares respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments) aggregated $46,048,769 and $64,569,744, respectively, for the year ended October 31, 1995.

At October 31, 1995, the cost of investments for federal income tax purposes was 50,516,760. Accordingly, gross unrealized appreciation of investments was $5,452,085 and gross unrealized depreciation of investments was $1,762,858 resulting in net unrealized depreciation of $3,689,227.


13



NOTES TO FINANCIAL STATEMENTS (CONTINUED)    ALLIANCE INCOME BUILDER FUND, INC.
_______________________________________________________________________________

NOTE E: CAPITAL STOCK
There are 6,000,000,000 shares of $0.001 par value capital stock authorized, divided into three classes, designated Class A, Class B and Class C. Each class consists of 2,000,000,000 authorized shares. Transactions in capital stock were as follows:


                                 SHARES                       AMOUNT
                         ------------------------  ----------------------------
                         YEAR ENDED  MARCH 25,1994*  YEAR ENDED  MARCH 25,1994*
                         OCTOBER 31,  TO OCT. 31,      OCT. 31,     TO OCT. 31,
                            1995          1994           1995           1994
                         ----------  ------------  -------------  -------------
CLASS A
Shares sold                 76,113        65,917    $   727,101    $   642,709
Shares issued in
  reinvestment of
  dividends                  4,962           232         49,223          2,243
Shares redeemed            (12,379)       (4,193)      (124,785)       (41,358)
Net increase                68,696        61,956    $   651,539    $   603,594

CLASS B
Shares sold                196,028       217,604    $ 1,941,263    $ 2,130,734
Shares issued in
  reinvestment of
  dividends                  9,101         1,074         90,325         10,419
Shares redeemed            (59,179)      (12,335)      (592,437)      (122,090)
Net increase               145,950       206,343    $ 1,439,151    $ 2,019,063


                        YEAR ENDED    YEAR ENDED     YEAR ENDED     YEAR ENDED
                        OCTOBER 31,   OCTOBER 31,    OCTOBER 31,    OCTOBER 31,
                            1995          1994           1995           1994
                        -----------  ------------  -------------  -------------
CLASS C
Shares sold.               184,418       204,158   $  1,804,787   $  2,039,498
Shares issued in
  reinvestment of
  dividends and
  distributions            121,055       254,364      1,170,782      2,577,285
Shares redeemed         (2,329,518)   (3,960,260)   (22,704,064)   (39,781,584)
Net decrease            (2,024,045)   (3,501,738)  $(19,728,495)  $(35,164,801)


*  Commencement of distribution.


14



FINANCIAL HIGHLIGHTS                         ALLIANCE INCOME BUILDER FUND, INC.
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                          CLASS A                 CLASS B
                                     --------------------- --------------------
                                                MARCH 25,             MARCH 25,
                                                 1994(A)               1994(A)
                                    YEAR ENDED     TO     YEAR ENDED     TO
                                     OCT. 31,    OCT. 31,  OCT. 31,   OCT. 31,
                                        1995      1994       1995      1994
                                     ---------- ---------- -------- -----------
Net asset value, beginning of period  $ 9.69    $10.00     $ 9.68   $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income                    .93(f)    .96        .63(f)    .88
Net realized and unrealized gain
  (loss) on investments
and foreign currency transactions        .59     (1.02)       .83      (.98)
Net increase (decrease) in net asset
  value from operations                 1.52      (.06)      1.46      (.10)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income    (.51)     (.04)      (.44)     (.05)
Tax return of capital                     -0-     (.01)        -0-     (.01)
Distributions from net realized gains     -0-     (.20)        -0-     (.16)
Total dividends and distributions       (.51)     (.25)      (.44)     (.22)
Net asset value, end of period        $10.70    $ 9.69     $10.70    $ 9.68

TOTAL RETURN
Total investment return based on
  net asset value(c)                   16.22%     (.54)%    15.55%     (.99)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                     $1,398     $600     $3,769    $1,998
Ratio of expenses to average net
  assets                                2.38%     2.52%(e)   3.09%     3.09%(e)
Ratio of net investment income to
  average net assets                    5.44%     6.11%(e)   4.73%     5.07%(e)
Portfolio turnover rate                   92%      126%        92%      126%


See footnote summary on page 16.


15



FINANCIAL HIGHLIGHTS (CONTINUED)             ALLIANCE INCOME BUILDER FUND, INC.
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                CLASS C
                                                       ---------------------------------------------------------------
                                                                                                        OCTOBER 25,
                                                                                                         1991(B)
                                                                   YEAR ENDED OCTOBER 31,                  TO
                                                       --------------------------------------------     OCTOBER 31,
                                                          1995        1994        1993        1992        1991
                                                       ----------  ---------  ---------  ----------  -----------------
Net asset value, beginning of period                    $ 9.66      $10.47      $ 9.80      $10.00      $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income                                      .40(f)      .50         .52         .55         .01
Net realized and unrealized gain (loss) on
  investments and foreign currency transactions           1.05        (.85)        .51        (.28)         -0-
Net increase (decrease) in net asset value
  from operations                                         1.45        (.35)       1.03         .27         .01

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                      (.44)       (.09)       (.36)       (.47)       (.01)
Tax return of capital                                       -0-       (.02)         -0-         -0-         -0-
Distributions from net realized gains                       -0-       (.35)         -0-         -0-         -0-
Total dividends and distributions                         (.44)       (.46)       (.36)       (.47)       (.01)
Net asset value, end of period                          $10.67      $ 9.66      $10.47      $ 9.80      $10.00

TOTAL RETURN
Total investment return based on net asset value(c)      15.47%      (3.44)%     10.65%       2.70%        .11%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)              $49,107     $64,027    $106,034    $152,617     $41,813
Ratio of expenses to average net assets                   3.02%       2.67%       2.32%       2.33%         -0-%(e)(d)
Ratio of net investment income to average net
  assets                                                  4.81%       3.82%       6.85%       5.47%        .94%(e)
Portfolio turnover rate                                     92%        126%        101%        108%         -0-%


(a)  Commencement of distribution.

(b)  Commencement of operations.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.

(d) Net of expenses assumed and waived by the Adviser. If the Fund had borne all expenses, the expenses ratio would have been 1.99% annualized.

(e)  Annualized.

(f)  Based on average shares outstanding.


16



REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS                         ALLIANCE INCOME BUILDER FUND, INC.
_______________________________________________________________________________

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
ALLIANCE INCOME BUILDER FUND, INC.

We have audited the accompanying statement of assets and liabilities of Alliance Income Builder Fund, Inc. (the 'Fund'), including the portfolio of investments, as of October 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alliance Income Builder Fund, Inc. at October 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods in conformity with generally accepted accounting principles.



Ernst & Young LLP

New York, New York
December 11, 1995


17



                                             ALLIANCE INCOME BUILDER FUND, INC.
_______________________________________________________________________________

BOARD OF DIRECTORS
JOHN D. CARIFA, CHAIRMAN AND PRESIDENT
RUTH BLOCK (1)
DAVID H. DIEVLER (1)
JOHN H. DOBKIN (1)
WILLIAM H. FOULK, JR. (1)
DR. JAMES M. HESTER (1)
CLIFFORD L. MICHEL (1)
ROBERT C. WHITE (1)

OFFICERS
KATHLEEN A. CORBET, SENIOR VICE PRESIDENT
WAYNE D. LYSKI, SENIOR VICE PRESIDENT
THOMAS M. PERKINS, SENIOR VICE PRESIDENT
ANDREW M. ARAN, VICE PRESIDENT
EDMUND P. BERGAN, JR., SECRETARY
MARK D. GERSTEN, TREASURER & CHIEF FINANCIAL OFFICER
PATRICK J. FARRELL, CONTROLLER

CUSTODIAN
BROWN BROTHERS HARRIMAN & CO.
40 Water Street
Boston, MA 02109

PRINCIPAL UNDERWRITER
ALLIANCE FUND DISTRIBUTORS, INC.
1345 Avenue of the Americas
New York, NY 10105

LEGAL COUNSEL
SEWARD & KISSEL
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT
ALLIANCE FUND SERVICES, INC.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-Free 1 (800) 221-5672

INDEPENDENT AUDITORS
ERNST & YOUNG LLP
787 Seventh Avenue
New York, NY 10019


(1)  Member of the Audit Committee.


18



ALLIANCE INCOME BUILDER FUND
1345 Avenue of the Americas
New York, NY  10105
(800) 221-5672

ALLIANCECAPITAL
MUTUAL FUNDS WITHOUT THE MYSTERY.

THIS REPORT IS INTENDED SOLELY FOR DISTRIBUTION TO CURRENT SHAREHOLDERS OF THE FUND.

R THESE REGISTERED SERVICE MARKS USED UNDER LICENSE FROM THE OWNER, ALLIANCE CAPITAL MANAGEMENT L.P.

IBFAR